UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2023

DUKE ENERGY PROGRESS, LLC

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-3382	56-0165465
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

410 South Wilmington Street
Raleigh, North Carolina 27601-1748

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On March 9, 2023, Duke Energy Progress, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated March 6, 2023 (the “Underwriting Agreement”), with Barclays Capital Inc., MUFG Securities Americas Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 5.25% Series due 2033 and $500,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, 5.35% Series due 2053 (collectively, the “Mortgage Bonds”). The Mortgage Bonds were sold to the Underwriters at discounts to their principal amounts. The Mortgage Bonds were issued under the Mortgage and Deed of Trust (dated as of May 1, 1940) with The Bank of New York Mellon (formerly Irving Trust Company) (the “Corporate Trustee”) and Christie Leppert (successor to Frederick G. Herbst), as trustees (together with the Corporate Trustee, the “Mortgage Trustees”), as supplemented from time to time, including by the Ninety-fourth Supplemental Indenture, dated as of March 1, 2023 (the “Ninety-fourth Supplemental Indenture”), among the Company and the Mortgage Trustees, relating to the Mortgage Bonds (collectively, the “Mortgage”).

The foregoing disclosure is qualified in its entirety by the provisions of the Mortgage, the Ninety-fourth Supplemental Indenture, together with the forms of global bonds evidencing the Mortgage Bonds included therein, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Mortgage Bonds, the Company is filing a legal opinion regarding the validity of the Mortgage Bonds as Exhibit 5.1 to this Current Report on Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement on Form S-3 (No. 333-267583-06).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 4.1	Ninety-fourth Supplemental Indenture, dated as of March 1, 2023, among the Company, The Bank of New York Mellon (formerly Irving Trust Company) and Christie Leppert (successor to Frederick G. Herbst) and forms of global bonds.

Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds.

Exhibit 23.1	Consent (included as part of Exhibit 5.1).

Exhibit 99.1	Underwriting Agreement, dated March 6, 2023, among the Company and Barclays Capital Inc., MUFG Securities Americas Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY PROGRESS, LLC

Date: March 9, 2023	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Assistant Secretary

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